SUPPLEMENT DATED SEPTEMBER 10, 2007 TO THE PROSPECTUS
                             DATED DECEMBER 15, 2006

                          JNL(R) INVESTORS SERIES TRUST

ON PAGE 8, IN THE SECTION ENTITLED "EXECUTION OF YOUR REQUESTS", PLEASE DELETE THE FIRST PARAGRAPH IN ITS ENTIRETY AND REPLACE IT WITH THE FOLLOWING:

Purchase and sale requests are executed at the next net asset value ("NAV"), determined after the transfer agent, or an authorized designee, receives the order in proper form. If you purchase by wire, the order will be deemed to be in proper form after the Account Application, telephone notification and the Federal funds wire have been received. If an order or payment by wire is received after 4:00 p.m. Eastern time, the shares will not be credited until the next business day. You will receive a confirmation of each unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.





This Supplement is dated September 10, 2007.